                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   ----------



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                November 12, 2002


                                CABOT CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                         1-5667                  04-2271897
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


         TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (617) 345-0100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




                                   ----------

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1 The Registrant's unaudited Consolidated Balance Sheets at September 30, 2002 and 2001.

         99.2 The Registrant's unaudited Consolidated Statements of Income for the fiscal years ended September 30, 2002 and 2001.

         99.3 The Registrant's unaudited Consolidated Statements of Cash Flows for the fiscal years ended September 30, 2002 and 2001.

Item 9.  REGULATION FD DISCLOSURE

     The Registrant has furnished herewith its unaudited consolidated balance sheets at September 30, 2002 and 2001, its unaudited consolidated statements of income for the fiscal years ended September 30, 2002 and 2001 and its unaudited consolidated statements of cash flows for the fiscal years ended September 30, 2002 and 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CABOT CORPORATION
                                            Registrant



Date: November 12, 2002
                                            By: /s/ John A. Shaw
                                                --------------------------------
                                                John A. Shaw
                                                Executive Vice President and
                                                Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number    Description
-------   -----------

99.1 The Registrant's unaudited Consolidated Balance Sheets at September 30, 2002 and 2001.

99.2 The Registrant's unaudited Consolidated Statements of Income for the fiscal years ended September 30, 2002 and 2001.

99.3 The Registrant's unaudited Consolidated Statements of Cash Flows for the fiscal years ended September 30, 2002 and 2001.